UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PRUSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): September 3, 2013

INTERPHASE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Texas

(State or Other Jurisdiction of Incorporation)

1-35267	75-1549797

(Commission File Number)	(IRS Employer Identification No.)

2901 North Dallas Parkway, Suite 200, Plano, Texas	75093

(Address of Principal Executive Offices)	(Zip Code)

(214) 654-5000 (Registrant’s Telephone Number, Including Area Code) Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(C))

Item 1.01. Entry into a Material Definitive Agreement.

On September 3, 2013, the Company entered into a lease with 4240 International Associates, LLC (operating under Denley Investment and Management Company) to combine and relocate its corporate and manufacturing facilities. The facility is located in Carrollton, Texas. The effective date of the lease is August 22, 2013, and the lease term extends from March 1, 2014 to February 28, 2025. A copy of the agreement, which includes the terms of the future rent schedule, is attached hereto as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

   Exhibit 10.1 – Agreement on Leased Facility Carrollton, Texas.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interphase Corporation

	By:	/s/ Thomas N. Tipton, Jr.
Date: September 6, 2013	Title: Chief Financial Officer, Secretary
Vice President of Finance and Treasurer

EXHIBIT INDEX

Exhibit 10.1     Agreement on Leased Facility Carrollton, Texas